Exhibit 10.6

Schedule of Cross-Collateralized Agreements and Promissory Notes

Property	Owner	Note and Cross- Collateralization Amount
Archstone Vanoni Ranch (fee and leasehold)	ASN Vanoni Ranch LLC and Tishman Speyer Archstone-Smith Vanoni Ranch Lessee, L.L.C.	$69,149,000
Archstone Warner Center	ASN Warner Center LLC	110,405,000
Archstone City Place	ASN City Place LLC	48,428,000
Archstone Fox Plaza	ASN Fox Plaza LLC	61,634,500
Archstone Boston Common	ASN Park Essex LLC	152,926,000
Archstone Redmond Campus	Tishman Speyer Archstone-Smith Redmond Campus, L.L.C.	72,358,000
Archstone Harbour Pointe	Tishman Speyer Archstone-Smith Harbour Pointe, L.L.C.	27,625,000
Archstone Northcreek	Tishman Speyer Archstone-Smith Northcreek, L.L.C.	62,603,000
Archstone Redmond Court	Tishman Speyer Archstone-Smith Redmond Court, L.L.C.	23,100,000
Archstone Belltown	ASN Belltown LLC	54,410,000
Archstone Redmond Park	ASN Redmond Park LLC	41,063,000
Archstone Thousand Oaks Crest	ASN Thousand Oaks Crest LLC	33,140,000
The Flats at Dupont Circle	ASN Dupont Circle LLC	90,066,000